Exhibit 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                        )  CASE NO. B-00-10939-ECF-RTB
                              )
SUNRISE EDUCATIONAL SERVICES  )  BUSINESS AND INDUSTRY
                              )  MONTHLY OPERATING REPORT
                              )
                              )  MONTH OF JUNE
                              )
                   Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                              )
                              )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE  PARTY:

                                                                         CEO
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
---------------------------------------                               ----------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE


PREPARER:

                                                                      Controller
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
---------------------------------------                               ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

SUNRISE EDUCATIONAL SERVICES, INC.
B-00-10939-ECF-RTB                                MONTH: JUNE 2001


                           RECEIPTS AND DISBURSEMENTS

                                                     BANK ACCOUNTS
                                      ------------------------------------------
Amounts reported should be               SUNRISE     SUNRISE PMTS
per the debtor's books,                 OPERATING      MADE BY
not per the bank statement            #052-978-7889   TESSERACT        TOTAL
                                      -------------   ---------   --------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --                            --

RECEIPTS
  STUDENT FEES                                                                --
  CHARTER SCHOOL REVENUE                                                      --
  ACCOUNTS RECEIVABLE                                                         --
  LOANS AND ADVANCES                                                          --
  SALE OF ASSETS                                                              --
  TRANSFERS IN FROM OTHER ACCOUNTS      398,788.18     515,687.64     914,475.82
  TRANSFERS IN FROM OTHER ACCOUNTS                                            --

       TOTAL RECEIPTS                   398,788.18     515,687.64     914,475.82

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS        398,788.18                    398,788.18
  CAPITAL IMPROVEMENTS                                                        --
  PRE-PETITION DEBT                                                           --
  TRANSFERS TO OTHER DIP ACCOUNTS                                             --
  PAYMENTS MADE FOR SUNRISE EDU                        515,687.64     515,687.64
  OTHER (ATTACH LIST)                                                         --
  REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                               --
  ACCOUNTANT FEES                                                             --
  OTHER PROFESSIONAL FEES                                                     --
  U.S. TRUSTEE QUARTERLY FEE                                                  --
  COURT COSTS                                                                 --
     TOTAL DISBURSEMENTS                398,788.18     515,687.64     914,475.82
                                        ----------     ----------     ----------
ACCOUNT BALANCE -
END OF MONTH                                    --             --             --
                                        ==========     ==========     ==========

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                       914,475.82
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                   --
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
                                                                      ----------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                  914,475.82
                                                                      ==========

                       Sunrise Educational Services, Inc.
                             Statement of Operations
                       For the Month Ending June 30, 2001

Revenue
Tuition and Fees Revenue                                          $1,045,548.14
Government Revenue                                                    92,061.84
Food Revenue                                                           3,334.90
Discounts                                                           (142,286.85)
Refunds/Returns                                                         (275.30)
                                                                  -------------

Total Revenue                                                        998,382.73
                                                                  -------------

Operational Costs
Salaries and Wages                                                   453,574.65
Taxes and Benefits                                                    54,597.01
Classroom Expenses                                                     6,834.01
Food Programs Expense                                                 37,495.20
Grants/Fee Expense                                                       585.20
Transportation Expenses                                               14,373.39
Maintenance Expense                                                   65,941.28
Insurance Expense                                                     22,614.54
Rent Expense                                                         207,690.54
Security Services Expense                                              3,483.88
Personal Property Tax Expense                                          1,542.84
Real Property Tax Expense                                              6,007.62
Utilities Expense                                                     23,266.21
                                                                  -------------

Total Operational Costs                                              898,006.37
                                                                  -------------

General & Administrative Costs
Advertising, Mktg, Promo Exp                                           2,628.32
Bad Debt Expense                                                      13,854.58
Bank Charges/Processing Fees-A                                        17,000.63
Computer/Technology Expense                                            7,817.69
Licenses & Fees Expense                                                1,402.41
Office/School Supplies Expense                                         2,716.30
Penalties and Late Fee Charges                                               --
Postage and Printing Expense                                             284.75
Pre-Employment Expense                                                 1,027.00
Telephone Expense                                                      7,546.48
Travel Expense                                                         1,357.06
Allocated Corporate Overhead                                         186,785.00
Other Expenses                                                         1,084.21
                                                                  -------------

Total General and Administrative Expenses                            243,504.43
                                                                  -------------

Gain (Loss) on Disposal of Assets                                            --
Interest Expense                                                             --
Other Income (Expense)                                                       --
                                                                  -------------

Net Interest and Other Income (Expense)                                      --
                                                                  -------------

Depreciation Expense                                                  14,214.80
                                                                  -------------

Total Depreciation and Amortization                                   14,214.80
                                                                  -------------

Reorganization Expenses
Bankruptcy Fees                                                              --
Professional Fees Allocated                                                  --
                                                                  -------------

Total Reorganization Expenses                                                --
                                                                  -------------

Net Income                                                        $ (157,342.87)
                                                                  =============

                       Sunrise Educational Services, Inc.
                                  Balance Sheet
                                  June 30, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                         $    9,991.29
Accounts Receivable, net                                             397,149.81
Prepaid Rent                                                         216,750.02
Other Current Assets                                                  14,294.44
                                                                  -------------

Total Current Assets                                                 638,185.56

Due From Tesseract                                                   969,876.77
Property and Equipment, net                                          825,501.67
Deposits and Other Assets                                            163,288.42
                                                                  -------------

Total Assets                                                      $2,596,852.42
                                                                  =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                  $   48,064.70
Checks in Process of Collection                                      255,573.69
Payroll and Related Accruals                                         428,950.06
Deferred Revenue and Tuition Deposits                                 59,298.63
                                                                  -------------

Total Current Liabilities                                            791,887.08
                                                                  -------------

Pre-Petition Liabilities
Accounts Payable                                                     664,382.01
Other Current Liabilities                                            138,968.45
Long-Term Debt                                                         5,546.62
                                                                  -------------

Total Pre-Petition Liabilities                                       808,897.08
                                                                  -------------

Reserve for Closed Schools                                           143,661.34
Other Long-Term Obligations                                          274,439.09
                                                                  -------------

Total Long-Term Liabilities                                          418,100.43
                                                                  -------------

Total Liabilities                                                  2,018,884.59
                                                                  -------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                  1,156,067.94
Post Petition Retained Deficit                                      (578,100.11)
                                                                  -------------

Total Shareholders' Equity                                           577,967.83
                                                                  -------------

Total Liabilities and Shareholders' Equity                        $2,596,852.42
                                                                  =============

CASE NUMBER: B-00-10939-ECF-RTB                     STATUS OF ASSETS


                                                      0-30      31-60     60+
ACCOUNTS RECEIVABLE                        TOTAL      DAYS      DAYS      DAYS
-------------------                        -----      ----      ----      ----
TOTAL ACCOUNTS RECEIVABLE                 397,150   377,807    12,790     6,553
 LESS: AMOUNT CONSIDERED UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)                 397,150   377,807    12,790     6,553

                               SCHEDULED                                CURRENT
FIXED ASSETS                    AMOUNT      ADDITIONS     DELETIONS      AMOUNT
------------                    ------      ---------     ---------      ------

REAL PROPERTY
BUILDING IMPROVEMENTS/PLANT   1,020,140       56,214       293,926      782,429
ACCUMULATED DEPRECIATION       (413,993)    (115,058)     (156,974)    (372,077)
NET BUILDINGS/PLANT             606,147      (58,844)      136,952      410,352

EQUIPMENT                       755,300       24,266       290,389      489,178
ACCUMULATED DEPRECIATION       (511,115)    (130,029)     (318,916)    (322,228)
NET EQUIPMENT                   244,186     (105,763)      (28,527)     166,950

AUTOS & VEHICLES                953,839      953,839
ACCUMULATED DEPRECIATION       (625,670)     (79,967)     (705,637)
NET AUTOS & VEHICLES            328,170      (79,967)           --      248,202

CASE NUMBER: B-00-10939-ECF-RTB             STATUS OF LIABILITIES
                                            AND SENSITIVE PAYMENTS

     POSTPETITION
   UNPAID OBLIGATIONS             TOTAL       0-30     31-60    61-90      91+
   ------------------             -----       ----     -----    -----     -----

ACCOUNTS PAYABLE                 48,065     43,494        --       --     4,571
TAXES PAYABLE                    36,545     36,545
ACCRUED PAYROLL AND BENEFITS    392,405    392,405
PREPAID TUITION                  59,299     59,299
SECURED DEBT
OUTSTANDING A/P CHECKS          255,574    255,574
OTHER (ATTACH LIST)
                                -------    -------       ---      ---     -----
TOTAL POSTPETITION
     LIABILITIES                791,887    787,316        --       --     4,571
                                =======    =======       ===      ===     =====

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS

                                                       AMOUNT PD     TOTAL PD
NAME                          REASON FOR PAYMENT      THIS MONTH     TO DATE
----                          ------------------      ----------     -------
NONE


TOTAL PAYMENTS TO INSIDERS                                    --          --

                                  PROFESSIONALS

         DATE OF COURT                                                   TOTAL
       ORDER AUTHORIZING    AMOUNT         AMOUNT      TOTAL PAID       INCURRED
NAME       PAYMENT         APPROVED         PAID        TO DATE         & UNPAID
----       -------         --------         ----        -------         --------
NONE

CASE NUMBER: B-00-10939-ECF-RTB                                 CASE STATUS

QUESTIONNAIRE
                                                              YES          NO
                                                              ---          --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 458


INSURANCE
                    CARRIER AND    PERIOD     EXPIRATION   PAYMENT AMOUNT
TYPE OF POLICY     POLICY NUMBER   COVERED       DATE       & FREQUENCY
--------------     -------------   -------       ----       -----------
Gen Liability      CLI0020446      3/1/2001    7/31/2001    Paid in full
Auto Liability     70APN164181     3/1/2001    7/31/2001    Paid in full
Excess Liability   UMI0000567      3/1/2001    7/31/2001    Paid in full
Workers Comp       307512-4       12/1/2000   11/30/2001    Monthly as a % of PR
Blanket Contents   59UUMUN3158     3/1/2001    7/31/2001    Paid in full

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB

BEGINNING FUNDS AVAILABLE:                                         $  173,776.03
                                                                   -------------

Cash In: Telecheck                                                 $  210,153.45
         Credit Card Deposit (Preschools)                             426,294.78
         Regular Deposits (Preschools)                                417,960.63
                                                                   -------------
Daily Cash In:                                                     $1,054,408.86
                                                                   =============

Cash Out: Preschool A/P                                            $  398,788.18
          Preschool Payroll                                           456,029.26
          Corporate A/P (allocated)                                    59,658.38
          Preschool NSF                                                   329.00
                                                                   -------------
Daily Cash Out:                                                    $  914,804.82
                                                                   =============

Net Cash In/Out:                                                   $  139,604.04
                                                                   -------------

ENDING FUNDS AVAILABLE:                                            $  313,380.07
                                                                   =============

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                                  Audit
Check Number   Vendor ID      Vendor Check Name                    Check Date  Checkbook ID     Trail Code         Amount
------------   ---------      -----------------                    ----------  ------------     ----------         ------
100013332      AMKINC000      AMKORE INC.                             6/1/01    OPERATING        PMCHK00000140     $7,817.69
100013333      ARIAIR000      ARIZONA AIR-SCENT                       6/1/01    OPERATING        PMCHK00000141       $390.22
100013334      ARIREP000      ARIZONA REPUBLIC                        6/1/01    OPERATING        PMCHK00000141       $208.00
100013335      AT&T78522      AT&T - 78225                            6/1/01    OPERATING        PMCHK00000141        $62.14
100013336      CENLEA000      CENTENNIAL LEASING & SALES INC          6/1/01    OPERATING        PMCHK00000141       $408.65
100013338      CITPEO001      CITY OF PEORIA                          6/1/01    OPERATING        PMCHK00000141        $75.00
100013339      CITTEM000      CITY OF TEMPE                           6/1/01    OPERATING        PMCHK00000141       $255.00
100013340      FRYFOO000      FRY'S FOOD STORES                       6/1/01    OPERATING        PMCHK00000141       $204.29
100013341      KNO000000      KNOTT,MARILYN                           6/1/01    OPERATING        PMCHK00000141       $285.20
100013342      LAKLEA000-B    LAKESHORE LEARNING MATERIALS            6/1/01    OPERATING        PMCHK00000141     $1,175.41
100013343      LAUMAR000      MARK LAUER                              6/1/01    OPERATING        PMCHK00000141        $90.00
100013344      MANLIF000      MANULIFE FINANCIAL                      6/1/01    OPERATING        PMCHK00000141     $3,949.10
100013345      MARINF000-B    MARKET INFORMATION CENTER               6/1/01    OPERATING        PMCHK00000141       $133.75
100013346      MARWIL000      WILLIAM MAROE                           6/1/01    OPERATING        PMCHK00000141       $560.00
100013347      NICJUD000      Judy Niccum                             6/1/01    OPERATING        PMCHK00000141       $385.00
100013348      PURPOW000      PURCHASE POWER                          6/1/01    OPERATING        PMCHK00000141        $50.76
100013349      SLAJAC000      JACK SLATE                              6/1/01    OPERATING        PMCHK00000141     $1,264.66
100013350      SRP2950        SRP2950                                 6/1/01    OPERATING        PMCHK00000141     $2,682.59
100013351      STAFUN000      STATE FUND COMPENSATION                 6/1/01    OPERATING        PMCHK00000141     $5,674.00
100013352      WELFAR001      WELLS FARGO                             6/1/01    OPERATING        PMCHK00000141       $352.00
100013353      WESINN000      WESTERN INNOVATIONS INC                 6/1/01    OPERATING        PMCHK00000141     $6,000.00
100013354      CITGLN001      CITY OF GLENDALE                        6/5/01    OPERATING        PMCHK00000142        $40.00
100013355      CITGLN001      CITY OF GLENDALE                        6/5/01    OPERATING        PMCHK00000142        $40.00
100013356      CITGLN001      CITY OF GLENDALE                        6/5/01    OPERATING        PMCHK00000142       $104.00
100013357      CITGLN001      CITY OF GLENDALE                        6/5/01    OPERATING        PMCHK00000142       $160.00
100013358      LITPAR         Litchfield Parks & Recreation           6/5/01    OPERATING        PMCHK00000142       $416.00
100013359      LITPAR         Litchfield Parks & Recreation           6/5/01    OPERATING        PMCHK00000142       $416.00
100013360      US0FOO000      US FOODSERVICE                          6/7/01    OPERATING        PMCHK00000143     $9,939.39
100013361      ACTENT000      ACTION ENTRANCE, INC.                   6/8/01    OPERATING        PMCHK00000144       $259.01
100013362      APS200000      APS-2907                                6/8/01    OPERATING        PMCHK00000144     $1,509.06
100013363      ARIAIR000      ARIZONA AIR-SCENT                       6/8/01    OPERATING        PMCHK00000144       $839.57
100013365      CACJEN000      JENNIFER CACAO                          6/8/01    OPERATING        PMCHK00000144       $123.00
100013366      CITPHO788      CITY OF PHOENIX-78815                   6/8/01    OPERATING        PMCHK00000144        $74.00
100013367      CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29          6/8/01    OPERATING        PMCHK00000144       $713.01
100013368      CLS000000      CLS/CLEANWAY                            6/8/01    OPERATING        PMCHK00000144       $150.00
100013369      DOCTEC000      DOCUMENT TECHNOLOGIES                   6/8/01    OPERATING        PMCHK00000144        $32.30
100013370      EXTCLE000      EXTRACTION CLEANING COMPANY             6/8/01    OPERATING        PMCHK00000144     $1,320.00
100013371      FEDEXP000      FEDERAL EXPRESS                         6/8/01    OPERATING        PMCHK00000144        $29.50
100013372      GECAP0003      GE CAPITAL                              6/8/01    OPERATING        PMCHK00000144       $283.34
100013373      HEASAV000      HEART SAVERS                            6/8/01    OPERATING        PMCHK00000144       $240.00
100013374      JETCON000      JET CONNECTION                          6/8/01    OPERATING        PMCHK00000144       $196.00
100013375      LAKLEA000-B    LAKESHORE LEARNING MATERIALS            6/8/01    OPERATING        PMCHK00000144     $1,286.75
100013376      NICJUD000      Judy Niccum                             6/8/01    OPERATING        PMCHK00000144       $700.00
100013377      NOP000000      NOPPENBERG,KAREN                        6/8/01    OPERATING        PMCHK00000144        $92.57
100013378      NUVROB000      ROBIN NUVAMSA                           6/8/01    OPERATING        PMCHK00000144       $176.30
100013379      PETSTA000      STACEY PETO                             6/8/01    OPERATING        PMCHK00000144       $123.69
100013380      PROUSA000      PROFORCE USA                            6/8/01    OPERATING        PMCHK00000144    $16,141.86
100013381      Q0MINC000      Q-MATRIX INC                            6/8/01    OPERATING        PMCHK00000144       $124.00
100013382      REDSER000      REDDI SERVICES                          6/8/01    OPERATING        PMCHK00000144       $781.74
100013383      SOUGAS000      SOUTHWEST GAS CORPORATION               6/8/01    OPERATING        PMCHK00000144        $18.52
100013384      SRP2950        SRP2950                                 6/8/01    OPERATING        PMCHK00000144     $1,612.29
100013385      STRPLU000      STRUSE PLUMBING INC.                    6/8/01    OPERATING        PMCHK00000144        $60.00
100013386      TOOLOR000      LORI TOOLEY                             6/8/01    OPERATING        PMCHK00000144        $49.29
100013387      US0WES003      US WEST COMMUNICATIONS-29060            6/8/01    OPERATING        PMCHK00000144     $2,334.14
100013388      VEL000000      VELA,DANA                               6/8/01    OPERATING        PMCHK00000144       $214.21
100013390      MOTVEH000      MOTOR VEHICLE DIVISION                  6/8/01    OPERATING        PMCHK00000145       $129.46
100013391      MOTVEH000      MOTOR VEHICLE DIVISION                  6/8/01    OPERATING        PMCHK00000145       $255.57
100013392      MOTVEH000      MOTOR VEHICLE DIVISION                  6/8/01    OPERATING        PMCHK00000145       $255.57
100013393      MOTVEH000      MOTOR VEHICLE DIVISION                  6/8/01    OPERATING        PMCHK00000145       $255.57
100013394      MOTVEH000      MOTOR VEHICLE DIVISION                  6/8/01    OPERATING        PMCHK00000145        $85.24
100013395      VIP000000      VIP                                     6/8/01    OPERATING        PMCHK00000145        $12.50
100013396      VIP000000      VIP                                     6/8/01    OPERATING        PMCHK00000145        $12.50
100013397      VIP000000      VIP                                     6/8/01    OPERATING        PMCHK00000145        $12.50
100013398      BANKAR000      KAREN BANNEN                           6/11/01    OPERATING        PMCHK00000146        $97.83
100013399      KRATER000      TERRILYNN KRAMER                       6/11/01    OPERATING        PMCHK00000146        $65.41
100013400      MAR000000      MARRO,GINNY                            6/11/01    OPERATING        PMCHK00000146        $56.20
100013401      SANSHE000      SHEILA SANVILLE                        6/11/01    OPERATING        PMCHK00000146        $60.52

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                                  Audit
Check Number   Vendor ID      Vendor Check Name                    Check Date  Checkbook ID     Trail Code        Amount
------------   ---------      -----------------                    ----------  ------------     ----------        ------
100013402      THORAE000      THOMAS, RAE ANN                       6/11/01   OPERATING        PMCHK00000146        $74.21
100013403      SANBAR001      SANTA BARBARA BANK & TRUST            6/14/01   OPERATING        PMCHK00000147       $578.34
100013404      US0FOO000      US FOODSERVICE                        6/14/01   OPERATING        PMCHK00000148     $9,457.13
100013405      MANLIF000      MANULIFE FINANCIAL                    6/15/01   OPERATING        PMCHK00000149     $3,373.42
100013406      MAR000000      MARRO,GINNY                           6/15/01   OPERATING        PMCHK00000149       $100.00
100013407      MARJOE000      JOELY MARTIN                          6/15/01   OPERATING        PMCHK00000149       $358.67
100013408      ARIAIR000      ARIZONA AIR-SCENT                     6/18/01   OPERATING        PMCHK00000150        $70.95
100013409      ARIREP000      ARIZONA REPUBLIC                      6/18/01   OPERATING        PMCHK00000150       $280.00
100013410      BELVIS000      BELLA VISTA WATER COMPANY             6/18/01   OPERATING        PMCHK00000150       $185.86
100013411      CHEUSA000      CHEVRON USA INC                       6/18/01   OPERATING        PMCHK00000150     $5,324.95
100013412      CITGLEUTI      CITY OF GLENDALE - UTILITIES          6/18/01   OPERATING        PMCHK00000150       $379.58
100013413      CITPEOUTI      CITY OF PEORIA - UTILITIES            6/18/01   OPERATING        PMCHK00000150       $592.80
100013414      CITPHO788      CITY OF PHOENIX-78815                 6/18/01   OPERATING        PMCHK00000150       $296.00
100013415      CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29        6/18/01   OPERATING        PMCHK00000150       $406.02
100013416      CITTEM000      CITY OF TEMPE                         6/18/01   OPERATING        PMCHK00000150       $170.00
100013417      CITTEM296      CITY OF TEMPE - 29617                 6/18/01   OPERATING        PMCHK00000150     $1,041.46
100013418      CLS000000      CLS/CLEANWAY                          6/18/01   OPERATING        PMCHK00000150       $450.00
100013419      COLLOC000      COLLINS LOCKSMITH                     6/18/01   OPERATING        PMCHK00000150        $65.00
100013420      CON000000      CONCENTRA                             6/18/01   OPERATING        PMCHK00000150       $858.00
100013421      GECAP0003      GE CAPITAL                            6/18/01   OPERATING        PMCHK00000150     $1,800.90
100013422      GREPLA000      Great Plains                          6/18/01   OPERATING        PMCHK00000150       $100.75
100013423      HEASAV000      HEART SAVERS                          6/18/01   OPERATING        PMCHK00000150        $84.00
100013424      HOMDEP000      HOME DEPOT                            6/18/01   OPERATING        PMCHK00000150     $2,612.49
100013425      HORDIS000      HORIZON DISTRIBUTION                  6/18/01   OPERATING        PMCHK00000150        $67.91
100013426      IROMOU000      IRON MOUNTAIN                         6/18/01   OPERATING        PMCHK00000150       $866.30
100013427      JAKBRE000      JAKE BREAK CAFE                       6/18/01   OPERATING        PMCHK00000150     $1,615.01
100013428      KINMGM000      KINNEY MANAGEMENT SERVICES            6/18/01   OPERATING        PMCHK00000150        $40.00
100013429      MARBRO000      BRONWYN MARMO                         6/18/01   OPERATING        PMCHK00000150       $239.50
100013430      MARINF000-B    MARKET INFORMATION CENTER             6/18/01   OPERATING        PMCHK00000150       $726.50
100013431      MESPAR000      MESA PARKS,RECREATION                 6/18/01   OPERATING        PMCHK00000150        $52.00
100013432      MPRCD000       MPRCD                                 6/18/01   OPERATING        PMCHK00000150        $52.00
100013433      NEWTIM000      NEW TIMES                             6/18/01   OPERATING        PMCHK00000150       $134.64
100013434      OPACS000       OPACS, INC                            6/18/01   OPERATING        PMCHK00000150        $28.00
100013435      OPECLE000      OPEN WORKS                            6/18/01   OPERATING        PMCHK00000150     $1,170.00
100013436      PACALA000      PACIFIC ALARMS COMPANY                6/18/01   OPERATING        PMCHK00000150        $65.00
100013437      PENSAV000      PENNYSAVER                            6/18/01   OPERATING        PMCHK00000150     $2,500.00
100013438      PHODIR/000     Phone Directories Company Inc.        6/18/01   OPERATING        PMCHK00000150       $304.50
100013439      Q0MINC000      Q-MATRIX INC                          6/18/01   OPERATING        PMCHK00000150     $2,294.71
100013440      RAIARI000      RAISING ARIZONA KIDS                  6/18/01   OPERATING        PMCHK00000150       $347.71
100013441      RANKAT000      RANDALL, KATHY                        6/18/01   OPERATING        PMCHK00000150       $518.63
100013442      ROAFIR000      ROADRUNNER FIRE & SAFETY              6/18/01   OPERATING        PMCHK00000150       $743.00
100013443      SRP2950        SRP2950                               6/18/01   OPERATING        PMCHK00000150     $2,213.57
100013444      TERINT000      TERMINEX INTERNATIONAL                6/18/01   OPERATING        PMCHK00000150       $764.00
100013445      THEHAR000      THE HARTFORD                          6/18/01   OPERATING        PMCHK00000150     $1,203.19
100013446      TOOLOR000      LORI TOOLEY                           6/18/01   OPERATING        PMCHK00000150       $305.99
100013447      U0CWIN000      U-C WINDOW CLEANING                   6/18/01   OPERATING        PMCHK00000150       $731.40
100013448      US0WES003      US WEST COMMUNICATIONS-29060          6/18/01   OPERATING        PMCHK00000150       $766.06
100013449      ENCOMP000      ENCOMPASS                             6/20/01   OPERATING        PMCHK00000151       $789.49
100013450      US0FOO000      US FOODSERVICE                        6/21/01   OPERATING        PMCHK00000152     $9,938.84
100013451      FODAND000      ANDREA FODOR                          6/22/01   OPERATING        PMCHK00000153       $400.00
100013452      TARJOZ000      JOZSEF TARSOLY                        6/22/01   OPERATING        PMCHK00000153     $1,000.00
100013453      MANLIF000      MANULIFE FINANCIAL                    6/22/01   OPERATING        PMCHK00000154     $3,123.46
100013454      APS200000      APS-2907                              6/22/01   OPERATING        PMCHK00000155     $7,315.52
100013455      AT&TWIR06      AT&T WIRELESS SERVICES-PHOENIX        6/22/01   OPERATING        PMCHK00000155     $2,796.98
100013456      BANONE003      BANK ONE ARIZONA NA                   6/22/01   OPERATING        PMCHK00000155       $206.32
100013457      BELSAM000      SAM BELNAP                            6/22/01   OPERATING        PMCHK00000155       $125.00
100013458      CITCHAUT1      CITY OF CHANDLER - UTILITIES          6/22/01   OPERATING        PMCHK00000155       $686.37
100013459      CITGLN001      CITY OF GLENDALE                      6/22/01   OPERATING        PMCHK00000155        $60.00
100013460      CITMESUTI      CITY OF MESA - UTILITIES - 187        6/22/01   OPERATING        PMCHK00000155       $129.36
100013461      CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29        6/22/01   OPERATING        PMCHK00000155       $305.77
100013462      CLS000000      CLS/CLEANWAY                          6/22/01   OPERATING        PMCHK00000155    $10,436.91
100013463      FAMTIM000      FAMILY TIMES, INC.                    6/22/01   OPERATING        PMCHK00000155       $625.65
100013464      IKOOFF003      IKON OFFICE SOLUTIONS (CA)            6/22/01   OPERATING        PMCHK00000155        $36.75
100013465      JETCON000      JET CONNECTION                        6/22/01   OPERATING        PMCHK00000155       $253.00
100013466      LAKLEA000-B    LAKESHORE LEARNING MATERIALS          6/22/01   OPERATING        PMCHK00000155       $789.09
100013467      LITPAR         Litchfield Parks & Recreation         6/22/01   OPERATING        PMCHK00000155       $241.88
100013468      PACALA000      PACIFIC ALARMS COMPANY                6/22/01   OPERATING        PMCHK00000155       $335.00
100013469      Q0MINC000      Q-MATRIX INC                          6/22/01   OPERATING        PMCHK00000155     $1,900.34
100013470      SRP2950        SRP2950                               6/22/01   OPERATING        PMCHK00000155     $2,426.03
100013471      US0WES003      US WEST COMMUNICATIONS-29060          6/22/01   OPERATING        PMCHK00000155     $1,515.61
100013472      NOPMIK000      MIKE NOPPENBERG                       6/26/01   OPERATING        PMCHK00000156       $320.00
100013474      PANPRO000      PANTANO PRODUCE COMPANY               6/26/01   OPERATING        PMCHK00000158     $1,148.95
100013475      NOPMIK000      MIKE NOPPENBERG                       6/27/01   OPERATING        PMCHK00000159       $640.00
100013476      US0FOO000      US FOODSERVICE                        6/29/01   OPERATING        PMCHK00000160     $8,398.63

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                                  Audit
Check Number   Vendor ID      Vendor Check Name                    Check Date  Checkbook ID     Trail Code         Amount
------------   ---------      -----------------                    ----------  ------------     ----------         ------
100013477      4DPROP000       4D PROPERTIES                       6/29/01      OPERATING       PMCHK00000161    $12,316.01
100013478      ANCVIL000       ANCALA VILLAGE SHOPPING CENTER      6/29/01      OPERATING       PMCHK00000161    $18,523.17
100013479      BLD7ZEL000      BLDG7UNION HILLS LLC                6/29/01      OPERATING       PMCHK00000161     $9,420.78
100013480      DERENT000       DER ENTERPRISES LLP                 6/29/01      OPERATING       PMCHK00000161    $15,131.93
100013481      DIVINS000       DIVALL INSURED INCOME PROP INC      6/29/01      OPERATING       PMCHK00000161    $11,418.37
100013482      MCCVEN003       MCCLINTOCK VENTURE LC               6/29/01      OPERATING       PMCHK00000161    $13,067.25
100013483      MELUS0000       MELLON US LEASING                   6/29/01      OPERATING       PMCHK00000161     $5,761.19
100013484      MESDEV000       MESA DEVELOPMENT INC                6/29/01      OPERATING       PMCHK00000161    $12,568.84
100013485      PEOINV000       PEORIA INVESTMENTS INC              6/29/01      OPERATING       PMCHK00000161    $18,202.23
100013486      SANVIL003       SANTIAGO VILLA  (#129)              6/29/01      OPERATING       PMCHK00000161    $13,836.33
100013487      SANVIL005       SANTIAGO VILLA  (#124)              6/29/01      OPERATING       PMCHK00000161    $14,980.76
100013488      SC0WAR000       SC WARNER TEMPE, INC.               6/29/01      OPERATING       PMCHK00000161    $13,475.11
100013489      SDMFAM000       SDM FAMILY CORP                     6/29/01      OPERATING       PMCHK00000161    $13,794.27
100013490      SUNPRE000       SUNRISE PRESCHOOL VI INVESTME       6/29/01      OPERATING       PMCHK00000161    $18,533.62
100013491      WELFAR002       WELLS FARGO BANK                    6/29/01      OPERATING       PMCHK00000161    $18,541.69
100013492      WILPRE000       WILLIS PRESCHOOL VI                 6/29/01      OPERATING       PMCHK00000161    $12,939.66
                                                                                                                -----------
Total Checks: 157                                                                     Total Amount of Checks:   $398,788.18
                                                                                                                ===========